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          AIM HIGH YIELD FUND - CLASS A, B, C AND INVESTOR CLASS SHARES

                       Supplement dated December 20, 2006
                    to the Prospectus dated November 17, 2006


The first sentence of the third paragraph under the heading "INVESTMENT OBJECTIVE, STRATEGIES AND RISKS - OBJECTIVES AND STRATEGIES" on page 6 of the prospectus shall be deleted in its entirety and replaced with the following:

     "The fund seeks to meet its objective by investing, normally, at least 80% of its assets in debt securities that are determined to be below investment grade quality because they are rated BB/Ba or lower by Standard & Poor's Ratings Services, Moody's Investors Service, Inc., or any other nationally recognized statistical rating organization (NRSRO), or are determined by the portfolio managers to be of comparable quality to such rated securities."